SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant   |X|
                              -

Filed  by  a  Party  other  than  the  Registrant  |_|

Check  the  appropriate  box:
|_|  Preliminary  Proxy  Statement            |_| Confidential For Use of the
                                                  Commission  Only  (as  Permit-
                                                  ted  by  Rule  14a-6(e)(2))

|X|  Definitive  Proxy  Statement
 -

|_|  Definitive  Additional  Materials

|_|  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                       RICK'S CABARET INTERNATIONAL, INC.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X|  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
     Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------


(2)  Aggregate  number  of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------


(4)  Proposed  maximum  aggregate  value  of  transaction:
--------------------------------------------------------------------------------


(5)  Total  fee  paid:
--------------------------------------------------------------------------------


|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:
--------------------------------------------------------------------------------


(2)  For,  Schedule  or  Registration  Statement  No.:
--------------------------------------------------------------------------------


(3)  Filing  Party:
--------------------------------------------------------------------------------


(4)  Date  Filed:
--------------------------------------------------------------------------------

                       RICK'S CABARET INTERNATIONAL, INC.
                                3113 BERING DRIVE
                              HOUSTON, TEXAS 77057

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 4, 1999

     The Annual Meeting of Stockholders (the "Annual Meeting") of Rick's Cabaret International, Inc. (the "Company") will be held at 3113 Bering Drive, Houston, Texas 77057, on August 4, 1999 at 10:00 AM (CST) for the following purposes:

     (1)     To  elect  five  (5)  directors.

     (2)     To  consider  and  act  upon  the  1999  Stock  Option  Plan.

     (3) To ratify the selection of Jackson & Rhodes, P.C. as the Company's independent auditor for the fiscal year ending September 30, 1999.

     (4) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on June 29, 1999, will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                    /s/  Eric  S.  Langan
                    Chairman  of  the  Board  and
                    President

July  6,  1999
Houston,  Texas

                       RICK'S CABARET INTERNATIONAL, INC.
                                3113 BERING DRIVE
                              HOUSTON, TEXAS 77057

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 4, 1999

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Rick's Cabaret International, Inc., a Texas corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 3113 Bering Drive, Houston, Texas 77057, on August 4, 1999 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about July 6, 1999. The cost of solicitation of proxies is being borne by the Company.

     The close of business on June 29, 1999, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 3,297,991 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Number 2 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (II) FOR THE 1999 STOCK OPTION PLAN, AND (III) FOR THE RATIFICATION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

            _________________________________________________________

             (1)  TO ELECT FIVE  (5) DIRECTORS FOR THE ENSUING YEAR
            _________________________________________________________


NOMINEES  FOR  DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Two of the nominees are presently Directors of the Company. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

     Eric  S.  Langan, age 31, has been a Director of the Company since 1998 and
     ----------------
the President of the Company since March, 1999. Mr. Langan is also the acting Chief Financial Officer of the Company. He has been involved in the adult entertainment business since 1989. Mr Langan has also served as the President and Director of Taurus Entertainment Companies, Inc. since November, 1997. Taurus is a public subsidiary of the Company. From January 1997 through the present, he has held the position of President with XTC Cabaret, Inc., which was subsequently acquired by Taurus. From November 1992 until January 1997, Mr. Langan was the President of Bathing Beauties, Inc. Since 1989, Mr Langan has exercised managerial control over the grand openings and operations of more than twelve adult entertainment businesses. Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses.

     Robert  L. Watters, age 48,  has been a director of the Company since 1986.
     ------------------
Mr. Watters was president and chief executive officer of the Company from 1991 until March, 1999. He was also a founder in 1989 and operator until 1993 of the Colorado Bar & Grill, an adult cabaret located in Houston, Texas and in 1988 performed site selection, negotiated the property purchase and oversaw the design and permitting for the cabaret that became the Cabaret Royale, in Dallas,

Texas. Mr. Watters practiced law as a solicitor in London, England and is qualified to practice law in New York state. Mr. Watters worked in the international tax group of the accounting firm of Touche, Ross & Co. (now succeeded by Deloitte & Touche) from 1979 to 1983 and was engaged in the private practice of law in Houston, Texas from 1983 to 1986, when he became involved in the full_time management of the Company. Mr. Watters graduated from the London School of Economics and Political Science, University of London, in 1973 with a Bachelor of Laws (Honours) degree and in 1975 with a Master of Laws degree from Osgoode Hall Law School, York University.

     Michael  S.  Thurman,  age  39,  is  a  nominee  for Director and he is the
     --------------------
Company's director of operations. He has been employed in the bar and restaurant industry since 1982 for several operators of bars and restaurantsHe has served in various management positions. From 1986 through 1989
Mr. Thurman worked as the controller of a multi-location bar and restaurant chain with annual sales in 1989 of approximately $6,000,000. Beginning in 1989, Mr. Thurman worked in managerial capacities for adult entertainment businesses located in Houston, Texas including the Colorado Bar & Grill, the Gold Club, Rick's, and Caligula XXI. From 1994 until 1997, Mr. Thurman was employed as the chief financial officer of XTC Group and the XTC Cabaret, businesses now owned and operated by Taurus Entertainment Companies, Inc., which became a subsidiary of the Company in 1998. During 1997 until mid-1998, Mr. Thurman was a director of Taurus Entertainment Companies, Inc.,

     Alan  Bergstrom,  age  53,  is  a  nominee  for  Director.  Since 1997, Mr.
     ---------------
Bergstrom  has  been the Chief Operating Officer of Eagle Securities which is an
     --
investment consulting firm. Mr. Bergstrom is also a registered stock broker with Rhodes Securities, Inc. From 1991 until 1997, Mr. Bergstrom was a vice president--investments with Principal Financial Securities, IncMr. Bergstrom holds a B.B.A. Degree in Finance, 1967, from the University of Texas.

     Travis Reese, age 29, is a nominee for Director and he has been hired to be
     ------------
the Company's Director of Technology commencing July, 1999. From 1997 through the present, Mr. Reese has been a senior network administrator at St. Vincent's Hospital in Sante Fe, New Mexico, a position he will be leaving to join the Company. During 1997, Mr. Reese was a computer systems engineer with Deloitte & Touche. From 1995 until 1997, Mr. Reese was a vice-president with Digital Publishing Resources, Inc., an internet service provider. From 1994 until 1995, Mr. Reese was a pilot with Continental Airlines. From 1992 until 1994, Mr. Reese was a pilot with Hang On, Inc., an airline company. Mr. Reese has an Associates Degree in Aeronautical Science from Texas State Technical College.

PRESENT  DIRECTORS  NOT  STANDING  FOR  REELECTION

     Erich Norton White, Martin Sage and Scott Mitchell are presently directors of the Company, but are not standing for reelection. The Company expects to replace Mr. White as corporate secretary after the new directors are elected.

     Erich Norton White, age 29, served as vice president and general manager of the Company from July, 1995 until March, 1999. Mr. White is a Director and the Secretary of the Company. Mr. White joined the Company in January, 1993 as a night manager and from May, 1995 until November, 1998 has been a General Manager, first in Houston and subsequently in New Orleans. From October, 1989, until joining the Company in 1993, Mr. White worked in the hospitality industry for the Bennigan's restaurant chain. Mr. White completed the Bennigan's
Restaurant  Management  Training  Program  in  1992.

     Martin Sage, age 48, has served as a Director of the Company since July, 1995. Mr. Sage is the founder and director of Sage Productions, Inc., which is involved in the development of applying advanced learning theory to business. The Sage Learning Method enables individuals to build innovative approaches to management, leadership and team building. The Sage Learning Method works to create dynamic relationships which motivate and create synergy between individuals and the businesses where they work. For the past 16 years, Mr. Sage has served as a consultant to businesses throughout the United States bringing his innovative approach to business to many organizations and corporations.

     Scott C. Mitchell, age 45, has served as a director of the Company since December, 1994. Mr. Mitchell has been a certified public accountant in private practice since 1976 and has been a principal of his own firm since 1981. Mr. Mitchell's current firm Mitchell & Cavallo, P.C. serves a wide range of business and individual clients. Mr. Mitchell has been licensed since 1980 to practice law in the State of Texas and since 1986 has been admitted to practice before the Tax Court of the United States. Further, Mr. Mitchell has been appointed by various District Courts as a receiver and special master of business entities under court jurisdiction. Mr. Mitchell was appointed a Receiver of the Company in September, 1989 with limited authority to oversee and review the receipt and disbursement of revenues of the Company. Mr. Mitchell, however, had no authority over the management of the Company. The receivership was terminated in March, 1993. Mr. Mitchell graduated from the University of Texas with an honors degree in Business Administration

RELATED  TRANSACTIONS

     The Board of Directors of the Company has adopted a policy that Company affairs will be conducted in all respects by standards applicable to publicly_held corporations and that the Company will not enter into any future transactions and/or loans between the Company and its officers, directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent, disinterested directors of the Company. In the Company's view, all of the transactions described below involving the Company meet this standard.

     The Company was organized in 1994 to acquire all of the outstanding common stock of Trumps, Inc. ("Trumps"), a Texas corporation formed in 1982, from Robert L. Watters, its sole stockholder. The Company issued to Mr. Watters 1,750,000 shares of its common stock in exchange for the common stock of Trumps. This exchange, which resulted in Trumps becoming a wholly owned subsidiary of the Company, was consummated in February 1995. The transaction was entered as part of a corporate reorganization, the result of which was to create the Company as a holding company for Trumps.

     In August, 1995, the Board of Directors of the Company authorized the acquisition from Mr. Watters of all of the capital stock of Tantric Enterprises, Inc., Tantra Dance, Inc., and Tantra Parking, Inc. (collectively "Tantra"). The Company issued to Mr. Watters 50,000 shares of its common stock in exchange for the stock of Tantra. The exchange was consummated in September, 1995. The Tantra companies own and operate Tantra, a non_sexually oriented discotheque and billiard club in Houston, Texas. The Board of Directors determined that the combination of the business operations of Tantra and the Company would create a synergy which will enhance the profitability of both businesses. Moreover, the diversification of the Company's operations into the business of Tantra was anticipated to enhance the public image of the Company. The Board of Directors received an opinion of an independent third_party appraiser that the terms of the transaction were fair and reasonable to the Company and are at least as favorable to the Company as would be the case between unrelated parties. Mr. Watters had no cost basis in the stock of Tantra.

     In August, 1998, the Company acquired approximately 93% of the outstanding common stock of Taurus Entertainment Companies, Inc. ("Taurus") in a private stock exchange transaction with the certain principal stockholders of Taurus, among whom were Eric S. Langan and Ralph McElroy. The Stock Exchange Agreement provided that the Company exchange one share of its common stock for each three and one_half shares of Taurus common stock owned by certain principal shareholders of Taurus. As a result of the Exchange, Mr. Langan received 402,146 shares of common stock of the Company, and Mr. McElroy received 393,389 shares of common stock the Company. The terms and conditions of the Exchange were determined by the parties through arms length negotiations.

     In a transaction simultaneous to the acquisition of Taurus, the Company acquired certain real estate in San Antonio, Texas from Mr. McElroy. The Company acquired the property from Mr. McElroy for the same price that Mr. McElroy paid for the property. The Company financed the purchase of the property by the issuance of a six year $366,000 Convertible Debenture, secured by the real estate acquired. The Convertible Debenture bears interest at the rate of 12% per annum, with interest payable monthly. Interest payments began in September, 1998. The principal balance of the Convertible Debenture is due in one lump sum payment in July, 2004. The Convertible Debenture is subject to redemption at the option of the Company, in whole or in part, at 100% of the principal face amount of the Convertible Debenture redeemed plus any accrued and unpaid interest on the redemption date, at any time and from time to time, upon not less than 30 nor more than 60 days notice, if the Closing Price of the common stock of the Company shall have equaled or exceeded $8.50 per share of common stock for ten (10) consecutive trading days. The Convertible Debenture is convertible into shares of Common Stock at any time prior to maturity (unless earlier redeemed) at the Conversion Price of $2.75 per share. In the event that the Company files a Registration Statement to register shares of its Common Stock with the Securities and Exchange Commission on Form S_3 or other similar form (except for Form S_8 or Form S_4) than the Company will undertake to use its best efforts to register for resale all of Mr. McElroy's shares into which the Convertible Debenture may be converted under the same Registration Statement.

     In a transaction simultaneous to the acquisition of Taurus, Taurus refinanced a mortgage on one of its real estate holdings in Houston, Texas by extinguishing this mortgage and replacing it with a Convertible Debenture secured by this real estate. The mortgagee was Mr. McElroy and Mr. McElroy received the Convertible Debenture. Taurus had purchased the property from Mr. McElroy for the same price that Mr. McElroy paid for the property. The Company refinanced the purchase of the property on terms more favorable to Taurus by the issuance of a six year $286,744 Convertible Debenture, secured by the real estate acquired. The Company is a guarantor of this Convertible Debenture. The Convertible Debenture bears interest at the rate of 12% per annum, with interest payable monthly. Interest payments began in September, 1998. The principal balance of the Convertible Debenture is due in one lump sum payment in July, 2004. The Convertible Debenture is convertible into shares of Common Stock of the Company at any time prior to maturity at the Conversion Price of $2.75 per share. In the event that the Company files a Registration Statement to register shares of its Common Stock with the Securities and Exchange Commission on Form S_3 or other similar form (except for Form S_8 or Form S_4) than the Company will undertake to use its best efforts to register for resale all of Mr. McElroy's shares into which the Convertible Debenture may be converted under the same Registration Statement.

     On March 29, 1999, Robert L. Watters, a Director of the Company, purchased RCI Entertainment Louisiana, Inc. ("RCI Louisiana"), a subsidiary of the Company, for the purchase price of $2,200,000 consisting of $1,057,327 in cash, the endorsement over to the Company of a $652,744 secured promissory note (the "McElroy Note"),a guaranteed promissory note in the amount of $326,773 made by Mr. Watters (the "Watters Note"), and the cancellation by Mr. Watters of the Company's $163,156 indebtedness to him. The McElroy Note, which is due July 31, 2004, bears interest at the rate of twelve percent (12%) per annum with interest being paid monthly. The principal of the McElroy Note is due in one lump sum payment. The McElroy Note is secured by (i) a convertible debenture  of  the  Company  in  the  original  principal  amount  of  $366,000, which  was  issued  August,  11,  1998,  in  favor  of  Mr.  McElroy
(the "Convertible Debenture") and (ii) a promissory note of Taurus Entertainment Companies, Inc. (a subsidiary of the Company) and guaranteed by the Company (which has a conversion feature) in the original principal amount of $286,744.61, dated August 11, 1998, in favor of Mr. McElroy, (the "Convertible Promissory Note"). Both the Convertible
Debenture and the Convertible Promissory Note are secured by certain real estate of the Company or its subsidiaries. The Watters Note is guaranteed by RCI Louisiana, which operates a Rick's Cabaret in New Orleans,
Louisiana.  In  connection  with  the  acquisition  of  the  stock  of  RCI
Louisiana, Mr. Watters also assumed RCI Louisiana's liabilities of approximately $1,400,000. As a condition of this transaction, Mr. Watters arranged  for  the  release  by  a  lender  of  the  Company's  liability  of
$763,199 owed to the lender by RCI Louisiana, which the Company had guaranteed. The Company obtained an opinion from Chaffe & Associates, Inc., a New Orleans investment banking firm, stating that the purchase price paid by Mr. Watters for RCI Louisiana was fair from a financial point of view to the shareholders of the Company. The terms of this transaction were the result of
arms_length  negotiations  between  the  Company  and  Mr.  Watters.     In
connection with the sale of RCI Louisiana, Mr. Watters and Erich Norton White, a director of the Company, entered into agreements with the Company to terminate their Employment Agreements and to cancel all stock options of the Company which they held. Messrs. Watters and White continue to serve as Directors of the Company. Further, in connection with the sale of RCI Louisiana, the Company entered into an Exclusive Licensing Agreement with Mr. Watters which granted Mr. Watters the right to the use of the name "Rick's Cabaret" and all logos, trademarks and service marks attendant thereto for use in the states of Louisiana, Florida, Mississippi and Alabama.

     During the Company's fiscal years ending 1998 and 1997, the Company paid $33,000 and $20,090, respectively, for accounting services to accounting firms in which Mr. Mitchell, a director of the Company, was a principal.

INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     The Company has no compensation committee and no nominating committee. Decisions concerning executive officer compensation for 1998 were made by the full Board of Directors. Eric S. Langan and Erich Norton White are the only directors of the Company who are also officers of the Company. Mr. White is not standing for reelection.

     The Company has an Audit Committee of independent directors whose members are Martin Sage and Scott Mitchell. Messrs. Sage and Mitchell are not standing for reelection. The Company's Board presently intends to appoint a new Audit Committee consisting of Robert L. Watters and Alan Bergstrom. The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee will meets privately with the Company's Chief Accounting Officer and with the Company's independent public accountants and evaluates the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by the outside independent accountants. The Audit Committee reports its activities to the full Board after each such meeting so that the Board is kept informed of its activities on a current basis. In addition, the activities and responsibilities of the Audit Committee include the nomination or selection of the independent auditors, review of the results of the audit and a detailed review of the overall Company and the adequacy of the Company's internal controls.

     The Board of Directors held three meetings and took action by consent on nine occasions during the fiscal year ended September 30, 1998.

     There is no family relationship between or among any of the directors and executive officers of the Company.



COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     The Company believes all persons so required to, have complied with Section 16(a) of the Securities Exchange Act of 1934.

                             EXECUTIVE COMPENSATION


      The following table reflects all forms of compensation for services to the Company for the fiscal years ended September 30, 1998, 1997, 1996 of certain executive officers. No other executive officer of the Company received compensation which exceeded $100,000 during 1998.

                                  SUMMARY COMPENSATION TABLE

                      Annual Compensation         Long Term Compensation
                  -------------------------  -------------------------------
                                               Awards                Payouts
                                               ------                -------

                                   Other                  Securities              All
                                   Annual     Restricted  Underlying             Other
Name and                          Compens-      Stock      Options/    LTIP     Compen-
Position   Year   Salary   Bonus  sation (1)    Awards       SARs     Payouts    sation
Robert L.  1998  $325,000    -0-         -0-         -0-      20,000      -0-         -0-
Watters    1997  $325,000    -0-         -0-         -0-         -0-      -0-         -0-
Director   1996  $325,000    -0-         -0-         -0-         -0-      -0-         -0-

Erich      1998  $100,000    -0-         -0-         -0-      35,000      -0-         -0-
Norton     1997  $ 65,000    -0-         -0-         -0-         -0-      -0-         -0-
White      1996  $ 50,000    -0-         -0-         -0-         -0-      -0-         -0-
Director

     The Company provides certain executive officers certain personal benefits. Since the value of such benefits does not exceed the lesser of $50,000 or 10% of annual compensation, the amounts are omitted.

                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                    (Individual Grants)

Number of           Percent of Total
Securities            Options/SARs
Underlying             Granted To
Options/SARs          Employees In    Exercise of     Expiration
Name                    Granted               Fiscal Year             Base Price    Date
------------------  ----------------  ---------------------------  ------------------------
Robert L. Watters             20,000                          30%  2.50            1-28-03
Erich Norton White            35,000                          50%  2.50            1-28-03

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                              Number Of
                                             Unexercised      Value of
                                              Securities     Unexercised
                                              Underlying    In-The-Money
                                             Options/SARs   Options/SARs
                       Shares                 At FY-End       At FY-End
                    Acquired On    Value     Exercisable/   Exercisable/
Name                  Exercise    Realized  Unexercisable   Unexercisable
------------------  ------------  --------  --------------  -------------
Robert L. Watters   No exercises       -0-     -0- /20,000      -0- / -0-

Erich Norton White  No exercises       -0-  43,750 /20,000      -0- / -0-

     All of the options held by Messrs. Watters and White were canceled by agreement in connection with Mr. Watters' purchase of RCI Entertainment Louisiana, Inc. from the Company. See, Related Transactions.

DIRECTOR  COMPENSATION

     The Company does not currently pay any cash directors' fees, but it pays the expenses of its directors in attending board meetings. In January, 1998, the Company issued 10,000 options (post-reverse split) on the Company's common stock to each of Messrs. Watters, White, Mitchell and Sage, Directors of the Company, all at an exercise price of $2.50 per share, expiring in January, 2003. The options are exercisable only as to one_fourth of the total number of shares covered by each grant of options during each 12_month period for which they serve as Directors. These options were granted under the Company's 1995 Stock Option Plan. All of the options held by Messrs. Watters and White were canceled by agreement in connection with Mr. Watters' Purchase of RCI Entertainment Louisiana, Inc. from the Company. See, Related Transactions.

EMPLOYEE  STOCK  OPTION  PLAN

     While the Company has been successful in attracting and retaining qualified personnel, the Company believes that its future success will depend in part on its continued ability to attract and retain highly qualified personnel. The Company pays wages and salaries which it believes are competitive. The Company also believes that equity ownership is an important factor in its ability to attract and retain skilled personnel, and in 1995 adopted a Stock Option Plan (the "Plan") for employees and directors. The purpose of the Plan is to further the interest of the Company, its subsidiaries and its stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting and retaining key employees and directors. The Plan is administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plan, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85%of the fair market value of the Common Stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plan. A total of 300,000 shares may be granted and sold under the Plan. As of June 17, 1999, a total of 167,500 stock options had been granted and are outstanding under the Plan, none of which have been exercised. The Company does not plan to issue any additional options under the 1995 Plan.

     The Board of Directors has approved the new 1999 Stock Option Plan (the "1999 Stock Option Plan"), which is being submitted to shareholders for approval. See below, Proxy Statement Item Number (2) "TO CONSIDER AND ACT UPON THE 1999 STOCK OPTION PLAN."

EMPLOYMENT  AGREEMENT

     The Company has a three year employment agreement with Eric S. Langan (the"Langan Agreement"). The Langan Agreement extends through August 11, 2001 and provides for an annual base salary of $171,600. In April, 1999, Mr. Langan took a voluntary salary reduction of 20% or a reduction of $34,320 per annum. The Langan Agreement also provides for participation in all benefit plans maintained by the Company for salaried employees. Mr. Langan's Agreement contains a confidentiality provision and an agreement by Mr. Langan not to compete with the Company upon the expiration of the Langan Agreement. The Company has not established long_term incentive plans or defined benefit or actuarial plans. Pursuant to the Langan Agreement, Mr. Langan has received options to purchase 125,000 (post-reverse split) of the Company's shares at an exercise price of $1.87 per share, vesting in August, 1999.

              STOCK OWNERSHIP OF MAJOR STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information at June 17, 1999, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

Name and                          Number of     Title of     Percent
Address                             Shares       Class      of Class
--------------------------------  ----------  ------------  ---------
Eric S. Langan
505 North Belt, Suite 630
Houston, Texas 77060              774,138(1)  Common Stock      23.5%

Robert L. Watters
315 Bourbon Street
New Orleans, Louisiana 70130            -0-   Common Stock       -0-%

Michael S. Thurman
505 North Belt, Suite 630
Houston, Texas 77060                  8,572   Common Stock       0.2%

Travis Reese
505 North Belt, Suite 630
Houston, Texas 77060                    100   Common Stock       0.1%

Alan Bergstrom                        5,000   Common Stock       0.2%
707 Rio Grande, Suite 200
Austin, Texas 78701

Erich Norton White
315 Bourbon Street
New Orleans, Louisiana 70130            -0-   Common Stock       -0-%

Scott C.  Mitchell
820 Gessner ,Suite 1380
Houston, Texas 77024                9,375(2)  Common Stock       0.2%



Name and                          Number of   Title of      Percent
Address                           Shares      Class         of Class
--------------------------------  ----------  ------------  ---------

Martin Sage
100 Congress Avenue, Suite 2100
Austin, Texas 78701                 4,375(2)  Common Stock      0.1 %

E. S. Langan. L.P.
505 North Belt, Suite 630
Houston, Texas 77060                566,732   Common Stock      17.2%

Ralph McElroy                     817,147(3)  Common Stock      24.0%
1211 Choquette
Austin, Texas, 78757

All directors, officers,
and nominees as a group
(Eight (8) persons)                 801,560   Common Stock      24.2%

___________________

(1) This amount includes shares owned indirectly through E. S. Langan, L.P. Mr. Langan is the general partner of E. S. Langan, L.P. Mr. Langan has sole voting and investment power for 207,406 shares which he owns directly. Mr.
Langan has shared voting and investment power for 566,732 shares which he owns indirectly through E. S. Langan, L.P.

(2) Includes options to purchase 1,875 shares at an exercise price of $3.00 per share, and options to purchase 2,500 shares at an exercise price of $2.50 per share.

(3) Includes 66,545 shares of common stock issuable upon conversion of a convertible debenture. Also includes 52,135 shares of common stock issuable upon conversion of a convertible promissory note.

            _________________________________________________________

            (2)  TO CONSIDER AND ACT UPON THE 1999 STOCK OPTION PLAN
 _________________________________________________________
     The 1999 Stock Option Plan (the "Plan") was adopted by the Board of Directors on June 24, 1999, at which time the Board also voted to submit the Plan to the Stockholders for approval. If approved by the Stockholders, the Plan will allow Incentive Stock Option grants as determined by the Compensation Committee, or the Board of Directors if there is no compensation committee (the "Committee"). The Board of Directors has reserved 500,000 shares of Common Stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote the financial success of the Company and increase Stockholder value by enabling eligible key employees, directors and consultants to participate in the long-term growth and financial success of the Company. The Board of Directors unanimously recommends a vote FOR the 1999 Stock Option Plan.

     ELIGIBILITY. The Plan is open to key employees (including officers and directors) and consultants of the Company and its affiliates ("Eligible Persons").

     TRANSFERABILITY.  The  grants  are  not  transferrable.

     CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not affect the right of the Company to authorize adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable.

     OPTIONS.  The  Plan  provides  for  both  Incentive  and Nonqualified Stock
Options.

     Option  price.  Incentive  options  shall  be  not less than the greater of
(i)100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for Incentive Stock Options for Stockholders owning 10% or more of the Company's shares ("10% Stockholders") shall be not less than 110% of fair market value.

     Amount exercisable-incentive options. In the event an Eligible Person exercises Incentive Options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

     Duration.    No  option may be exercisable after the expiration date as set forth  in  the  option  agreement.

     Exercise of Options. Options may be exercised by written notice to the President of the Company with:

(i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares; or

(ii)     stock  at  its  fair  market  value  on  the  date  of  exercise;



          TERMINATION  OF  OPTIONS.

     Termination of Employment. Any Option which has not vested at the time the Optionee ceases continuous employment for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     Death. Unless the Option expires sooner, the Option will expire one year after the death of the Eligible Person.

     Disability. Unless the Option expires sooner, the Option will expire one year after the disability of the Eligible Person.

     Retirement. Any Option which has not vested at the time the Optionee ceases continuous employment due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

     AMENDMENT OR TERMINATION OF THE PLAN. The Committee may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b_3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. No amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.


THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED PLAN. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

     A  copy  of  the  Plan  is  attached  hereto  as  Appendix  "A".

            ________________________________________________________

             (3)  TO RATIFY THE SELECTION OF JACKSON & RHODES, P.C.
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                   FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999
            _________________________________________________________

     The Board of Directors has selected Jackson & Rhodes, P.C. as the Company's independent auditor for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.

     The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Jackson & Rhodes, P.C., independent auditor of the Company for the fiscal year ending September 30, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Jackson & Rhodes, P.C. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending September 30, 1999.

     A representative of Jackson & Rhodes, P.C. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of Jackson & Rhodes, P.C. as independent auditor for fiscal year ending September 30, 1999.







            _________________________________________________________

                               (4)  OTHER MATTERS
            _________________________________________________________


     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2000 Annual Meeting of Stockholders is December 31, 1999.


                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                    /s/  Eric  S.  Langan
                    Chairman  of  the  Board  and
                    President

Houston,  Texas

                                      PROXY

                       RICK'S CABARET INTERNATIONAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 4, 1999

     The undersigned hereby appoints Eric S. Langan and Michael S. Thurman, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Rick's Cabaret International, Inc. held of record by the undersigned on June 29, 1999, at the Annual Meeting of Stockholders to be held on August 4, 1999, at 10:00 AM (CST) at 3113 Bering Drive, Houston, Texas 77057, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.


     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION IN NUMBER 2.


1.     ELECTION  OF  DIRECTORS  OF  THE  COMPANY.  (INSTRUCTION:  TO  WITHHOLD
                                                    --------------------------
AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL  NOMINEE,  STRIKE  A  LINE THROUGH, OR
--------------------------------------------------------------------------------
OTHERWISE  STRIKE,  THAT  NOMINEE'S  NAME  IN  THE  LIST  BELOW.)
----------------------------------------------------------------

   FOR  all  nominees  listed                  WITHHOLD  authority  to
   below  except  as  marked                   vote  for  all  nominees
   to  the  contrary.                          below.

   Eric S. Langan           Robert L. Watters              Michael S. Thurman

               Alan Bergstrom                Travis Reese


2.     TO  ACT  UPON  THE  1999  STOCK  OPTION  PLAN



[ ]   FOR                [ ] AGAINST             [ ]  ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.


[ ]   FOR                [ ] AGAINST             [ ]  ABSTAIN




4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


[ ]   FOR                [ ] AGAINST             [ ]  ABSTAIN


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_____________________                    ___________________________________
Number  of                               Signature
Shares  Owned

                                         ___________________________________
                                         (Typed  or  Printed  Name)


                                         ___________________________________
                                         Signature  if  held  jointly


                                         ___________________________________
                                         (Typed  or  Printed  Name)


                                         DATED:  ___________________________

            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.

                                  Appendix "A"

                       RICKS  CABARET  INTERNATIONAL,  INC.
                             1999 STOCK OPTION PLAN


1.          PURPOSE.  The  purpose of the Ricks Cabaret International, Inc. 1999
            -------
Stock Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

     RULE  16B_3 PLAN.  The Company is subject to the reporting  requirements of
     ----------------
the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b_3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b_3 without the consent of the shareholders of the Company.

     EFFECTIVE  DATE  OF PLAN. The effective date of this Plan shall be June 24,
     -------------------------
1999 (the "Effective Date"). The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Company. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by_laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event that the Plan is not approved by the shareholders of the Company, the Plan shall be deemed to be a non-qualified stock option plan.

2.          DEFINITIONS.  The  following  definitions  shall apply to this Plan:
            -----------

     (a) "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                               Appendix "A" - Page 1

     (b) "Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Options are granted to a participant.

     (c)     "Award"  means  each  of  the  following  granted  under this Plan:
Incentive  Stock  Options  or  Nonqualified  Stock  Options.

     (d)     "Board"  means  the  board  of  directors  of  the  Company.

     (e) "Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

     (f)     "Change  in  Control"  means,  for  purposes  of  this  Plans

i. there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immedi-ately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

ii. the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

     (g) "Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.


                               Appendix "A" - Page 2

     (h) "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

     (i) "Common Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 11 herein.

     (j) "Company" means Ricks Cabaret International, Inc., a Texas Corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     (k) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

     (l) "Date of Grant" means the date on which the Committee grants an Option.

     (m) "Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

(n) "Non Employee Director" means a "Non Employee Director" as that term is defined in Rule 16b-3 under the Exchange Act.

     (o) "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i)officers, directors or employees of the Company or Affiliate or (ii) consultants or subcontractors of the Company or affiliate.

     (p) "Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

     (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

                               Appendix "A" - Page 3

     (r) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade
                             -------------------
on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

     (s) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

     (t) "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

     (u)     "Option"  means  a  stock  option  granted  pursuant  to  the Plan.

     (v) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

     (w) "Optionee" means an Employee (or Director or subcontractor) who receives an Option.

     (x) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

     (y) "Plan" means this Stock Option Plan as may be amended from time to time.

     (z) "Share" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

                               Appendix "A" - Page 4

     (aa) "Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

     (bb) "Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by an Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

     (cc) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

     In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

3.          ADMINISTRATION.
            --------------

a. This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

b. If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

c. Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

                               Appendix "A" - Page 5

i.     select  the  participants  in  this  Plan;

ii. establish the terms of the Options granted to each participant which may not be the same in each case;

iii. determine the total number of options to grant to an Optionee, which may not be the same in each case;

iv. fix the Option period for any Option granted which may not be the same in each case; and

v.     make  all  other  determinations  necessary  or advisable under the Plan.

vi. determine the minimum number of shares with respect to which Options may be exercised in part at any time.

vii. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

viii. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

d. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.          SHARES  SUBJECT TO OPTION. Subject to the provisions of Paragraph 11
            --------------------------
of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 500,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

a.     Eligible  Persons  . Every Eligible Person, as the Committee in  its sole
       -----------------
discretion designates, is eligible to participate in this Plan. Directors who are not employees of the Company or any subsidiary or Parent shall only be eligible to receive Incentive Stock Options if and as permitted be applicable law and regulations. The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Option, including, without limitation;

                               Appendix "A" - Page 6

          (i)      the  financial  condition of the Company or its Subsidiaries;

(ii)     expected  profits  for  the  current  or  future  years;

(iii) the contributions of a prospective participant to the profitability and success of the Company or its Subsidiaries; and

(iv)     the  adequacy  of  the  prospective  participant's  other compensation.

Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

b.     No Right of Employment. An Optionee's right, if any, to continue to serve
       ----------- ----------
the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any

5.          REQUIREMENTS  OF OPTION GRANTS.  Each Option granted under this Plan
            ------------------------------
shall  satisfy  the  following  requirements.

a.     Written  Option.  An  Option  shall  be  evidenced by a written Agreement
       ---------------
specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

b.     Duration  of  Option. Each Option may be exercised only during the Option
       ------------  ------
Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

c.     Option  Exercisability.  The  Committee,  on the grant of an Option, each
       ----------------------
Option  shall  be  exercisable  only  in  accordance  with  its  terms.

d.     Acceleration  of  Vesting. Subject to the provisions of Section 5(b), the
       ----------------  -------
Committee may, it its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

                               Appendix "A" - Page 7

e.     Option  Price.  Except  as  provided in Section 6(a)  the Option price of
       -------------
each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

f.     Termination  of  Employment   Any Option which has not vested at the time
       ---------------------------
the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

g.     Death. In the case of death of the Optionee, the beneficiaries designated
       -----
by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

h.     Retirement.  Any  Option  which  has  not vested at the time the Optionee
       ----------
ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status

i.     Disability.  In  the  event  of  termination of Continuous Service due to
       ----------
total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

6.          INCENTIVE  STOCK  OPTIONS.  Any  Options  intended  to qualify as an
            -------------------------
Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

a.     Ten  Percent  Shareholders. An Option intended to qualify as an Incentive
       --------------------------
Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

                               Appendix "A" - Page 8

b.     Limitation  on  Incentive Stock Options  The aggregate Fair Market Value,
       ---------------------------------------
determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

c.     Exercise  of  Incentive  Stock  Options.  No  disposition  of  the shares
       ---------------------------------------
underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

d.     Approval  of  Plan.  No Option shall qualify as an Incentive Stock Option
       -------------------
unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

7.          NONQUALIFIED AND INCENTIVE STOCK OPTIONS. Any Option not intended to
            ----------------------------------------
qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

8.          METHOD  OF  EXERCISE.  An  Option  granted  under this Plan shall be
            ----------  --------
deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock of the Company having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

                               Appendix "A" - Page 9

     An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9.          TAXES.  COMPLIANCE  WITH  LAW:  APPROVAL  OF  REGULATORY BODIES. The
            --------------------------------------------  -----------------
Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either
(i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

     Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

10.          ASSIGNABILITY.  An  Option  granted  under  this  Plan  is  not
             -------------
transferable except by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

11.          ADJUSTMENT  UPON  CHANGE  OF  SHARES.  If a reorganization, merger,
             ------------------------------------
consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

                               Appendix "A" - Page 10

12.          ACCELERATIONS OF OPTIONS UPON CHANGE IN CONTROL.  In the event that
             -----------------------------------------------
a Change of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant, subject to Section 9 hereof.

13.          LIABILITY  OF  THE  COMPANY.  The  Company,  its  Parent  and  any
             -------------  ------------
Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.          EXPENSES  OF  PLAN.  The  Company  shall  bear  the  expenses  of
             ------------------
administering  the  Plan.

15.          DURATION  OF  PLAN.  Options  may  be  granted under this Plan only
             ------------------
within  10  years  from  the  effective  date  of  the  Plan.

16.          AMENDMENT,  SUSPENSION  OR  TERMINATION  OF  PLAN.  The  Board  of
             -------------------------------------------------
Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b_3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

                               Appendix "A" - Page 11

17.          FORFEITURE.  Notwithstanding  any other provisions of this Plan, if
             ----------
the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18.          INDEMNIFICATION  OF  THE COMMITTEE AND THE BOARD OF DIRECTORS. With
             -------------------------------------------------------------
respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

                               Appendix "A" - Page 12

19.          GENDER.  If  the context requires, words of one gender when used in
             ------
this Plan shall include the others and words used in the singular or plural shall include the other.

20.          HEADINGS.  Headings  of  Articles  and  Sections  are  included for
             --------
convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21.          OTHER  COMPENSATION  PLANS.  The  adoption  of  this Plan shall not
             --------------------------
affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22.          OTHER  OPTIONS  OR  AWARDS.  The grant of an Option or Awards shall
             --------------------------
not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future
Options  or  Awards  upon  the  same  terms or conditions as previously granted.

23          GOVERNING  LAW.   The  provisions  of  this Plan shall be construed,
            ---------------
administered,  and  governed  under  the  laws  of  the  State  of  Texas.


                               Appendix "A" - Page 13

                            Supplemental Information
                            ------------------------
                       Not to be Provided to Stockholders
                       ----------------------------------

     The Plan described herein does not require that the Company register the options or the shares underlying options.

     The Company believes that each of the persons receiving these securities has the knowledge and experience in financial and business matters which allows them to evaluate the merits and risk of the receipt of these securities of the Company. In such capacity they are knowledgeable about the Company's operations and financial condition. These transactions are effectuated by the Company in reliance upon exemptions from registration under the Securities Act of 1933 as amended (the "Act") as provided in Section 4(2) thereof. Each certificate issued for unregistered securities contains a legend stating that the securities have not been registered under the Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did the Company pay any commissions or fees to any underwriter in connection with any of these transactions. None of the transactions involves a public offering.